UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 11, 2006


                           The Sagemark Companies Ltd.
             (Exact name of Registrant as Specified in its Charter)


          New York                   0-4186                      13-1948169
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)             File No.)                Identification No.)


        1285 Avenue of the Americas, 35th Floor, New York, New York 10019
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 554-4219


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

         On July 11, 2006, the Registrant consummated the sale to Trident Advisors, Inc. ("Trident Advisors") of the Registrant's 24.1% limited partnership interest in Trident Growth Fund, L.P. (the "Limited Partnership Interest") pursuant to the Purchase Agreement dated as of November 9, 2005, as amended, between the Registrant and Trident Advisors (the "Purchase Agreement").

         In accordance with the terms of the Purchase Agreement, Trident Advisors purchased the Limited Partnership Interest from the Registrant for a purchase price of $2,570,000, $625,000 of which was paid in cash at the closing of the transaction and the balance paid by Trident Advisor's Secured Promissory
Note in the principal amount of $1,945,000 (the "Secured Note"). The $625,000 cash portion of the purchase price for the Limited Partnership Interest was deposited in escrow with the Registrant's counsel and will be released to the Registrant on July 31, 2006, unless, prior to such date, Trident Advisors causes a substitute purchaser to pay to the Registrant $2,570,000 for the Limited Partnership Interest and delivers to the Registrant all required regulatory approvals with respect to any such purchase by a substitute purchaser. In such event, the Registrant will return to Trident Advisors the $625,000 cash portion of the purchase price for the Limited Partnership Interest paid to the Registrant, in escrow, together with the Secured Note.

         Trident Advisors' Secured Note matures on July 10, 2010, provides for interest at the one year Libor rate and provides for annual mandatory prepayments, each in an amount equal to the greater of $486,250, plus accrued interest, or 75% of the amount of all cash distributions and the mutually agreed upon cash value of all distributions of property received by Trident Advisors with respect to the Limited Partnership Interest, if any, in each year during the term of the Secured Note. The Secured Note is secured by a security interest in the Limited Partnership Interest and becomes due and payable immediately upon any sale by Trident Advisors or Trident Growth Fund, L.P. of more than 50% of their equity interests or all, or substantially all, of their respective assets, or upon any consolidation with or merger into any other entity or upon any sale or transfer of all or part of the Limited Partnership Interest or upon any dissolution or liquidation of Trident Advisors or Trident Growth Fund, L.P.

________________________________________________________________________________

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).
________________________________________________________________________________

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

Item 9.01   Financial Statements and Exhibits

            (c)   Exhibits

  10.1 Purchase Agreement dated as of November 9, 2005 between The Sagemark Companies Ltd. and Trident Advisors, Inc. (Filed with the Securities and Exchange Commission on January 5, 2006 as an exhibit to the Registrant's Post Effective Amendment Number 1 to Form SB-2 Registration Statement and incorporated herein by reference there.)

  10.2 Form of Amendment to Purchase Agreement dated as of November 9, 2005 between The Sagemark Companies Ltd. and Trident Advisors, Inc.

  10.3 Secured Promissory Note of Trident Advisors, Inc. dated as of July 11, 2006.



________________________________________________________________________________

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE SAGEMARK COMPANIES LTD.

                                       By: /s/ THEODORE B. SHAPIRO
                                           -------------------------------------
                                           Theodore B. Shapiro, President and
                                           Chief Executive Officer

Date: July 17, 2006

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